July 17, 2012

BNY MELLON FUNDS TRUST

BNY Mellon Small/Mid Cap Fund

Supplement to Prospectus
dated December 30, 2011

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – BNY Mellon Small/Mid Cap Fund – Principal Investment Strategy" and "– Portfolio Management," and "Fund Details – BNY Mellon Small/Mid Cap Fund" and "– Management":

Effective on or about August 20, 2012 (the Effective Date), BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, will implement changes to BNY Mellon Small/Mid Cap Fund's investment strategy.  These changes are reflected in the revised disclosure below.  The fund's investment objective –  to seek capital appreciation –  will not change.

The fund's portfolio managers will seek to implement the changes to the fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to fund shareholders.

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As of the Effective Date, the fund will continue to pursue its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap companies.  The fund currently considers small-cap and mid-cap companies to be those companies with total market capitalizations of between $200 million and $7 billion at the time of investment.  If the market capitalization of a company held by the fund moves outside this range, the fund may, but is not required to, sell the company's securities.  The fund invests primarily in equity securities of U.S. issuers, but may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.  Emerging markets generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the fund's portfolio managers believe has an emerging economy or market.  The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.  The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 2500™ Index (Russell 2500).

In selecting securities, the fund's portfolio managers first identify as potential investments securities that have been selected pursuant to various investment strategies employed by the fund's investment adviser and/or its affiliate, The Boston Company Asset Management, LLC (TBCAM), using proprietary investment processes of TBCAM, that have market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell 2500.  These investment processes include growth, value and opportunistic approaches used to construct portfolios through extensive quantitative and fundamental research which emphasizes individual stock selection.  The portfolio managers also may add to the fund's investable universe the securities of companies with market capitalizations generally below $1 billion that have been ranked highly by a quantitative model that uses a variety of screening methods to identify small cap companies that are deemed to be attractive investments.

The fund's portfolio managers next use quantitative models that combine fundamental factors, such as those evidenced by the active weights given to the securities selected pursuant to TBCAM's investment processes, Russell 2500 sector weightings and risk characteristics and other characteristics that rank the securities in the fund's investable universe based on:

•         Valuation, or how a company's stock is priced relative to its perceived intrinsic worth and relative to its industry or sector peers;

•         Business momentum, how positive is the recent rate of change in a variety of measures of reported and projected financial and operational results of the company; and

•         Quality, how robust are current indicators of a company's operational and financial efficiency, productivity and stability of returns.

The fund's portfolio managers then evaluate the results of the quantitative models using an optimization process to confirm, among other things, that the data inputs were correct and the rankings reasonable based on the most recent information available.

Finally, the fund's portfolio managers conduct a qualitative review of the securities ranked by the models to select for investment by the fund those securities deemed to be the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research.  The portfolio managers manage risk by diversifying the fund's portfolio across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.  The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Russell 2500.  The Russell 2500 is an unmanaged index designed to measure the performance of small- to mid-cap U.S. stocks.

The portfolio managers typically sell a security when they believe it is no longer attractive on a risk-adjusted basis because its valuation is no longer lower than that of its perceived intrinsic worth relative to its industry or sector peers, the issuer's business momentum is no longer superior to that of other issuers in the same business, and/or there has been a deterioration in the quality characteristics of the security relative to that of other potential investments.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.  The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

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Portfolio Management

As of the Effective Date, John Truschel, CFA will be the fund's primary portfolio manager; he is an Executive Vice President and Global Head of Investment Strategy at TBCAM, which he joined in 2003.  Mr. Truschel is also an employee of The Dreyfus Corporation.

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